Exhibit 99
                                                                      ----------

                    [GRAPHIC] C-BASS(SM)
                              CREDIT-BASED ASSET SERVICING
                              AND SECURITIZATION LLC

                    BANC OF AMERICA SECURITIES [GRAPHIC](TM)

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

$[212,423,000] CERTIFICATES (APPROXIMATE)


C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
CLASSES AF-1, AF-2, AF-3, AV, A-IO, M-1, M-2, B-1 & B-2

ASSET BACKED FUNDING CORPORATION
DEPOSITOR

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
SELLER

LITTON LOAN SERVICING LP
SERVICER


OCTOBER 22, 2002


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                              C-BASS 2002-CB5 TRUST

                           OFFERED CERTIFICATES(a)(b)

                                    TO CALL:

                                                                             Expected     Scheduled
                      Expected                                    Expected   Principal      Final          Expected Ratings
             Loan    Approximate   Class   Interest   Principal     WAL       Window     Distribution   ----------------------
  Class      Group     Size(a)     Type      Type       Type       (yrs)       (mos)         Date       S&P    Moody's   Fitch
----------   -----   -----------   -----   --------   ---------   --------   ---------   ------------   ----   -------   -----
AF-1(d)(e)     I     $47,400,000    SEN    Floating      SEQ          0.90    1 - 24       12/25/17     AAA      Aaa      AAA
AF-2(d)(e)     I     $25,600,000    SEN     Fixed        SEQ          3.11    24 - 61      04/25/24     AAA      Aaa      AAA
AF-3(d)(e)     I     $19,741,000    SEN     Fixed        SEQ          6.76    61 - 88      02/25/31     AAA      Aaa      AAA
 AV(d)(e)     II     $85,802,000    SEN    Floating   Pass-Thru       2.03    1 - 88       04/25/32     AAA      Aaa      AAA
 A-IO(c)     I & II    Notional     IO      Fixed      Notional                                         AAA      Aaa      AAA
M-1(d)(e)    I & II  $11,831,000    MEZ    Floating      SEQ          4.94    40 - 88      02/25/32     AA       Aa2      AA
M-2(d)(e)    I & II  $10,218,000    MEZ    Floating      SEQ          4.88    38 - 88      12/25/31      A       A2        A
B-1(d)(e)    I & II   $9,680,000    SUB    Floating      SEQ          4.85    37 - -88     09/25/31     BBB      Baa2     BBB
B-2(d)(e)    I & II   $2,151,000                            CALL BAS SYNDICATE DESK                     BBB-     Baa3     BBB-
   B-3       I & II   $2,689,000    SUB    Floating                                 NON-OFFERED

(a) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(b) The Offered Certificates will be priced to the Optional Termination Date. The Class AF-2, Class AF-3 and the Class A-IO Certificates will settle with accrued interest, beginning on October 1, 2002. Class AF-1, Class AV and the Subordinate Certificates, will settle flat.

(c) The Class A-IO Certificates will be comprised of the Group I A-IO Component and the Group II A-IO Component. The Class A-IO is a 12 month fixed rate interest only class. Notional Schedule and coupon are described on page 3. The aggregate notional balance of the Class A-IO will initially equal $171,000,000.

(d) The coupon on the Class AF-2 and Class AF-3 Certificates will increase by 50 bps on the first distribution date after the Optional Termination Date and the margin on the Class AF-1 and Class AV Certificates will increase by 2x times its original applicable margin on the first distribution date after the Optional Termination Date. Likewise, the applicable margin for the Class M-1, M-2, B-1, B-2 and B-3 Certificates will increase by1.5x on the first distribution date after the Optional Termination Date.

(e)   Subject to the applicable Rate Cap.

                                  PRICING SPEED

LOAN GROUP I   The pricing speed for the fixed rate Mortgage Loans is 23% CPR.

LOAN GROUP II  The pricing speed for the adjustable rate Mortgage Loans is 30%
               CPR.

Note: The combined Loan Group I and Loan Group II pricing speeds will be equivalent to 100%of the Pricing Prepayment Assumption.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                          CLASS A-IO NOTIONAL SCHEDULE

The Class A-IO Certificates will be comprised of the Group I A-IO component and the Group II A-IO Component. The notional amount of each component will equal the lesser of (i) the aggregate principal balance of the mortgage loans in the related loan group before the application of any principal payments for such due period and (ii) the amount as stated in each applicable schedule below. The coupon of each component will be equal to 2.75% per annum for the first four Distribution Dates and will be 3.25% per annum thereafter.

             GROUP I A-IO COMPONENT                     GROUP II A-IO COMPONENT
MONTH                AMOUNT                MONTH                AMOUNT
-----        ----------------------        -----        -----------------------
  1                $99,000,000                1               $72,000,000
  2                $92,000,000                2               $67,000,000
  3                $86,000,000                3               $63,000,000
  4                $81,000,000                4               $59,000,000
  5                $75,000,000                5               $54,000,000
  6                $70,000,000                6               $50,000,000
  7                $66,000,000                7               $47,000,000
  8                $61,000,000                8               $44,000,000
  9                $57,000,000                9               $41,000,000
 10                $53,000,000               10               $38,000,000
 11                $50,000,000               11               $35,000,000
 12                $47,000,000               12               $33,000,000

                                    CONTACTS

BANC OF AMERICA SECURITIES LLC

ABS/MBS TRADING/SYNDICATE                  (704) 388-1597
                                           (704) 335-5904 (Fax)

Chris Hentemann                            (chris.c.hentemann@bankofamerica.com)

Rob Karr                                   (robert.h.karr@bankofamerica.com)

David Nagle                                (david.w.nagle@bankofamerica.com)

GLOBAL STRUCTURED FINANCE                  (704) 388-9668 (Fax)
Dan Goodwin                                (704) 388-1153
                                           (daniel.g.goodwin@bankofamerica.com)

Vik Garg                                   (704) 388-3681
                                           (vikas.garg@bankofamerica.com)

Rob Baldwin                                (704) 388-7508
                                           (robert.baldwin@bankofamerica.com)

Ibo Incoglu                                (704) 387-4076
                                           (ibrahim.incoglu@bankofamerica.com)

Florin Nedelciuc                           (704) 388-4931
                                           (florin.nedelciuc@bankofamerica.com)


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                                SUMMARY OF TERMS

TITLE OF SECURITIES:             C-BASS Mortgage Loan Asset-Backed Certificates,
                                 Series 2002-CB5

OFFERED CERTIFICATES:            Class AF-1, Class AF-2, AF-3 Certificates,
                                 Class AV Certificates, Class A-IO Certificates,
                                 Class M-1, Class M-2, Class B-1 and the Class
                                 B-2 Certificates.

SENIOR CERTIFICATES:             Class AF-1, Class AF-2 and the Class AF-3
                                 Certificates (the "Group I Senior
                                 Certificates") and the Class AV Certificates
                                 (the "Group II Senior Certificates").
                                 Collectively, the Group I Senior Certificates, the Group II Senior Certificates and the Class
                                 A-IO Certificates are referred herein as the Class A Certificates.

SUBORDINATE CERTIFICATES:        Class M-1, Class M-2, Class B-1, Class B-2 and
                                 Class B-3 Certificates

SERVICER:                        Litton Loan Servicing LP, a subsidiary of the
                                 Seller.

SELLER:                          Credit-Based Asset Servicing and Securitization
                                 LLC ("C-BASS")

DEPOSITOR:                       Asset Backed Funding Corporation

TRUSTEE:                         U.S. Bank National Association

CUSTODIAN:                       BNY Western Trust Company

RATING AGENCIES:                 Standard & Poor's ("S&P"), Moody's Investors
                                 Service, Inc. ("Moody's") and Fitch Ratings
                                 ("Fitch")

LEAD UNDERWRITER:                Banc of America Securities LLC

CO-MANAGERS:                     J.P. Morgan Securities Inc.

SETTLEMENT DATE:                 On or about November 6, 2002.

DISTRIBUTION DATES:              25th of each month, or if such day is not a
                                 business day, the next succeeding business day, beginning on November 25, 2002.

STATISTICAL CUT-OFF DATE:        The close of business on October 1, 2002.

PAYMENT DELAY:                   With respect to the Class AF-2, Class AF-3
                                 Certificates and the Class A-IO Certificates,
                                 24 days. With respect to the Class AF-1
                                 Certificates, Class AV Certificates and the
                                 Subordinate Certificates, 0 days.

DAY COUNT:                       With respect to the Class AF-2, Class AF-3
                                 Certificates and the Class A-IO Certificates,
                                 30/360. With respect to the Class AF-1
                                 Certificates, Class AV Certificates and the
                                 Subordinate Certificates, Actual/360.

SERVICING FEE:                   0.50% per annum.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                                SUMMARY OF TERMS

TRUSTEE FEE:                     0.01% of the aggregate principal balance of the
                                 Mortgage Loans.

RECORD DATE:                     With respect to the Class AF-2, Class AF-3
                                 Certificates and the Class A-IO Certificates, the Record Date is the last business day of the month immediately preceding the month in which the related Distribution Date occurs, or the Closing Date, in the case of the first
                                 Distribution Date. For the Class AF-1, Class AV and the Subordinate Certificates, the Record
                                 Date is the business day preceding the
                                 Distribution Date.

SPECIAL SERVICING FEE:           $150 per Mortgage Loan that is 90 or more days
                                 delinquent and is not a Re-Performing Loan or a second lien Mortgage Loan, payable monthly for eighteen consecutive months commencing in the first month after the Statistical Cut-off Date in which payments on such Mortgage Loan are 90 or more days delinquent, unless such Mortgage
                                 Loan becomes less than 90 days delinquent or is liquidated or repurchased. The Special
                                 Servicing Fee will be subordinate to payments to the Offered Certificates and the Class B-3
                                 Certificates.

OPTIONAL CLEAN-UP CALL:          Any Distribution Date on or after which the
                                 aggregate principal balance of the Mortgage
                                 Loans declines to 10% or less of the aggregate principal balance as of the Statistical Cut-off
                                 Date ("Cut-off Balance").

DENOMINATION:                    $25,000 and multiples of $1 in excess thereof.

SMMEA ELIGIBILITY:               The Offered Certificates will NOT be SMMEA
                                 eligible.

ERISA ELIGIBILITY:               Only the Senior Certificates may be ERISA
                                 eligible. The Subordinate Certificates will NOT be ERISA eligible.

TAX STATUS:                      The Offered Certificates will be designated as
                                 regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

MORTGAGE LOANS:                  The initial Mortgage Pool consists of fixed and
                                 adjustable rate, FHA/VA insured and
                                 conventional closed-end mortgage loans, secured by 1st and 2nd lien, level pay and balloon mortgages on primarily 1-4 family properties.
                                 The collateral information presented in this term sheet regarding the Mortgage Pool is as of the Statistical Cut-Off Date. The initial
                                 Mortgage Pool consists of Performing Mortgage
                                 Loans and Sub-Performing Mortgage Loans. Please see "Collateral Description" for additional information. The initial Mortgage Pool will be divided into two groups:

                                 o  Group I Mortgage Loans will consist of:
                                    approximately 1,347 fixed rate mortgage
                                    loans with an aggregate principal balance of approximately $111,736,534.

                                 o  Group II Mortgage Loans will consist of
                                    approximately 842 adjustable rate mortgage loans with an aggregate principal balance of approximately $103,376,016.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                                SUMMARY OF TERMS

GROUP I RATE CAP:                The Group I Rate Cap shall equal the average of
                                 the Group I Mortgage Interest Rates (net of the
                                 Servicing Fees, Trustee Fees and the Group I
                                 Class A-IO Component interest), weighted on the basis of the Group I Mortgage Loan balances as of the first day of the related collection period, expressed on the basis of an assumed
                                 360-day year having 30 day months.

AF-1 RATE CAP:                   The Pass-Through rate of the Class AF-1
                                 Certificates may be subject to a cap equal to the product of (x) the Group I Rate Cap and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUP II RATE CAP:               The Group II Rate Cap shall equal the average
                                 of the Group II Mortgage Interest Rates (net of the Servicing Fees, Trustee Fees and the Group
                                 II Class A-IO component interest), weighted on the basis of the Group II Mortgage Loan balances as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

SUBORDINATE RATE CAP:            The Subordinate Rate Cap shall equal the
                                 average of the mortgage pool mortgage interest rates (net of the Servicing Fees, Trustee Fees and the Class A-IO interest distribution), weighted on the basis of the Mortgage Loan balances as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

MONTHLY SERVICER ADVANCES:       ACTUARIAL LOANS

                                 The Servicer is required to advance scheduled principal and interest (net of the Servicing
                                 Fee) for any delinquent Mortgage Loan until such loan becomes an REO or until it deems such advance to be nonrecoverable. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act").

                                 SIMPLE INTEREST LOANS

                                 The Servicer is NOT required to advance
                                 scheduled principal and interest for any delinquent simple interest Mortgage Loan. Simple Interest Loans represent 1.11% of the total Mortgage Loans as of the Statistical Cut-off Date.

PREPAYMENT INTEREST SHORTFALL:   For any Distribution Date, an amount equal to
                                 the interest at the mortgage interest rate for such Mortgage Loan (the "Mortgage Interest
                                 Rate") (net of the related Servicing Fees) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the prior calendar month.
                                 The Servicer will cover Prepayment Interest
                                 Shortfalls on Mortgage Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution Date.
                                 However, the Servicer will not cover Prepayment
                                 Interest Shortfalls on Mortgage Loans that are subject to the Soldiers' and Sailors' Civil
                                 Relief Act of 1940, as amended or on Simple
                                 Interest Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                                SUMMARY OF TERMS

CREDIT ENHANCEMENT:              CLASS A CREDIT ENHANCEMENT

                                 (i)   Excess interest.

                                 (ii)  Subordination of Class M-1, Class M-2,
                                       Class B-1 Class B-2 and Class B-3
                                       Certificates, totaling [17.00]% of the
                                       original Mortgage Loan amount and
                                       overcollateralization initial equal to
                                       [0.00]% building to a Target
                                       Overcollateralization of [0.50]% of the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the Statistical
                                       Cut-off Date.

                                 CLASS M-1, CLASS M-2, CLASS B-1 AND CLASS B-2 CREDIT ENHANCEMENT

                                 (i)   Excess interest.

                                 (ii)  Class M-1 is enhanced by [11.50]% in
                                       subordinate certificates and
                                       overcollateralization initially equal to
                                       [0.00]% building to a Target
                                       Overcollateralization of [0.50]% of the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the Statistical
                                       Cut-off Date.

                                 (iii) Class M-2 is enhanced by [6.75]% in
                                       subordinate certificates and
                                       overcollateralization initially equal to
                                       [0.00]% building to a Target
                                       Overcollateralization of [0.50]% of the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the Statistical
                                       Cut-off Date.

                                 (iv)  Class B-1 is enhanced by [2.25]% in
                                       subordinate certificates and
                                       overcollateralization initially equal to
                                       [0.00]% building to a Target
                                       Overcollateralization of [0.50]% of the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the Statistical
                                       Cut-off Date.

                                 (v)   Class B-2 is enhanced by [1.25]% in
                                       subordinate certificates and
                                       overcollateralization initially equal to
                                       [0.00]% building to a Target
                                       Overcollateralization of [0.50]% of the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the Statistical
                                       Cut-off Date.

                                 (vi)  Class B-3 is enhanced by
                                       overcollateralization initially equal to
                                       [0.00]% building to a Target
                                       Overcollateralization of [0.50]% of the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the Statistical
                                       Cut-off Date


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                             INTEREST DISTRIBUTIONS

FORMULA RATE:                    The Formula Rate for the Class AF-1, Class
                                 AF-2, Class AF-3, Class AV, Class M-1, Class
                                 M-2, Class B-1, Class B-2 and Class B-3
                                 Certificates is as follows:

                                 o  Prior to the Optional Clean-up Call Date:
                                    for the Class AF-2 and Class AF-3
                                    Certificates, a fixed rate which will be set at pricing; and for the Class AF-1, Class AV, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates, 1-Month LIBOR plus a margin which will be set at pricing for each class;

                                 o After the Optional Clean-up Call Date: for the Class AF-2 and Class AF-3 Certificates, the initial fixed rate set at pricing plus 50 bps; and for the Class AF-1 and Class AV Certificates, 1-Month LIBOR plus 2 times the original margin; and for the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates, 1-Month LIBOR plus 1.5 times the original margin.

PASS-THROUGH RATE:               The monthly Pass-Through Rate for the Class
                                 AF-1 Class AF-2, Class AF-3, Class AV, Class
                                 M-1, Class M-2, Class B-1, Class B-2 and Class
                                 B-3 Certificates on each Distribution Date is the lesser of:

                                 (i)  The Formula Rate; and

                                 (ii) the applicable Rate Cap for the
                                      Distribution Date.

INTEREST ACCRUAL:                Interest will accrue on the Offered
                                 Certificates at the applicable Pass-Through
                                 Rate.

                                 o The first accrual period for the Class AF-2, Class AF-3 Certificates and the Class A-IO Certificates, will begin on October 1, 2002 and end on October 31, 2002. Interest will accrue on the Class AF-2, Class AF-3 Certificates and the Class A-IO Certificates from and including the first day of each month up to and including the last day of such month preceding the current Distribution Date, on a 30/360 basis.

                                 o The first accrual period for the Class AF-1, Class AV Certificates and the Subordinate Certificates will begin on the Settlement Date and end on November 24, 2002. Interest on the Class AF-1, Class AV Certificates and the Subordinate Certificates, will accrue initially from the Settlement Date to (but excluding) the first distribution date, and thereafter, from the prior distribution date to (but excluding) the current distribution date on an Actual/360 basis.

INTEREST CARRY FORWARD AMOUNT:   As of any Distribution Date, the sum of: (x)
                                 the excess, if any, of the accrued certificate interest and any Interest Carry Forward Amount from the prior Distribution Date, over the amount in respect of interest actually distributed on each class on such prior
                                 Distribution Date; and (y) interest on such excess at the applicable Pass-Through Rate for such class for the related accrual period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                             INTEREST DISTRIBUTIONS

GROUP II LIBOR CARRYOVER
AMOUNT: If on any Distribution Date, the Pass-Through Rate for the Class AV Certificates is limited by the Group II Rate Cap, the excess of (i) the amount of interest the Class AV Certificates would have been entitled to receive on such Distribution Date based on the applicable Formula Rate, over (ii) the amount of interest the Class AV Certificates received on such Distribution Date based on the Group II Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates plus interest accrued thereon.

SUBORDINATE LIBOR
CARRYOVER AMOUNT:                If on any Distribution Date, the Pass-Through
                                 Rate for the Subordinate Certificates is limited by the Subordinate Rate Cap, the excess of (i) the amount of interest the Subordinate
                                 Certificates would have been entitled to receive on such Distribution Date based on the applicable Formula Rate, over (ii) the amount of interest the Subordinate Certificates received on such Distribution Date based on the Subordinate Rate Cap, together with the unpaid portion of any such excess from prior
                                 Distribution Dates plus interest accrued thereon

EXCESS INTEREST:                 Excess Interest to the extent it is not used
                                 for other required purposes, including to cover interest or principal shortfalls on the Offered
                                 Certificates and the Class B-3 Certificates, will be available to make payments of the related LIBOR Carryover Amount to the related
                                 Offered Certificates in an amount equal to any reductions in the amount of interest payable to such holders caused by application of the related Rate Cap.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                       INTEREST DISTRIBUTIONS (CONTINUED)

PRIORITY OF DISTRIBUTIONS -
INTEREST:                        Distributions of interest to the Offered
                                 Certificates and the Class B-3 Certificates will be made from the interest available amount from the related groups of Mortgage Loans as follows:

                                 (A) From the interest available amount related
                                     to the Group I Mortgage Loans:

                                     (i)   to the Trustee, the related group
                                           Trustee Fee;

                                     (ii)  to the Class AF-1, Class AF-2, Class
                                           AF-3 Certificates and the Group I
                                           A-IO Component, pro rata, the
                                           applicable Accrued Certificate
                                           Interest for such Distribution Date;

                                     (iii) to the Class AF-1 Class AF-2, Class
                                           AF-3 Certificates and the Group I
                                           A-IO Component, pro rata, the
                                           applicable Interest Carryfoward
                                           Amount for such Distribution Date;
                                           and

                                     (iv)  to the Class AV Certificates and the
                                           Group II A-IO Component, pro rata,
                                           the applicable Accrued Certificate
                                           Interest and Interest Carryforward
                                           Amounts for such Distribution Date to
                                           the extent not covered by clause B
                                           (ii) and B (iii) below;

                                 (B) From the interest available amount related
                                     to the Group II Mortgage Loans:

                                     (i)   to the Trustee, the related group
                                           Trustee Fee;

                                     (ii)  to the Class AV Certificates and the
                                           Group II A-IO Component, pro rata,
                                           the applicable Accrued Certificate
                                           Interest for such Distribution Date;

                                     (iii) to the Class AV Certificates and the
                                           Group II A-IO Component, pro rata,
                                           the applicable Interest Carryfoward
                                           Amount for such Distribution Date;
                                           and

                                     (iv)  to the Class AF-1 Class AF-2, Class
                                           AF-3 Certificates and the Group I
                                           A-IO Component, pro rata, the
                                           applicable Accrued Certificate
                                           Interest and Interest Carryforward
                                           Amounts for such Distribution Date to
                                           the extent not covered by clause A
                                           (ii) and A (iii) above;

                                 (C) From the interest available amount
                                     remaining after application of clause A and B above:

                                     (i)   to the Class M-1 Certificates, the
                                           Accrued Certificate Interest thereon
                                           for such Distribution Date;

                                     (ii)  to the Class M-2 Certificates, the
                                           Accrued Certificate Interest thereon
                                           for such Distribution Date;

                                     (iii) to the Class B-1 Certificates, the
                                           Accrued Certificate Interest thereon
                                           for such Distribution Date;

                                     (iv)  to the Class B-2 Certificates, the
                                           Accrued Certificate Interest thereon
                                           for such Distribution Date;

                                     (v)   to the Class B-3 Certificates, the
                                           Accrued Certificate Interest thereon
                                           for such Distribution Date; and

                                     (vi)  the amount, if any, remaining
                                           distrubuted as the Monthly Excess
                                           Cashflow.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                             PRINCIPAL DISTRIBUTIONS

PRINCIPAL REMITTANCE
AMOUNT: With respect to any Distribution Date, to the extent of funds available, the amount equal to the sum (less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses of the following amounts (without duplication) with respect to the related Mortgage Loans and the immediately preceding Collection Period: (i) each payment of principal on a Mortgage Loan due during such Collection Period and received by the servicer on or prior to the related Determination Date, including any Advances with respect thereto,
                                 (ii) all full and partial principal prepayments received by the servicer during the related Prepayment Period, (iii) the liquidation proceeds (net of certain expenses) allocable to principal actually collected by the servicer during the related Prepayment Period, (iv) the portion of the purchase price paid in connection with the repurchase of a Mortgage Loan allocable to principal of all repurchased Mortgage Loans with respect to such Prepayment Period, (v) any Substitution Adjustments received on or prior to the previous Determination Date and not yet distributed, and
                                 (vi) on the distribution date on which the trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price in respect of principal.

PRINCIPAL DISTRIBUTION
AMOUNT: The sum of (i) the Principal Remittance Amount, less the amount, if any, by which the overcollateralization amount for the Offered Certificates exceeds the Targeted Overcollateralization Amount for such Distribution Date and (ii) the lesser of (a) the monthly excess interest amount for such Distribution Date and (b) the amount, if any, by which the Targeted Overcollateralization Amount exceeds the overcollateralization amount for such Distribution Date.

SENIOR PRINCIPAL DISTRIBUTION
AMOUNT: As of any Distribution Date prior to the related Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect for the related group, the related Senior Principal Distribution Amount for the group will equal 100% of the Principal Distribution Amount.

                                 As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the Certificate Principal Balance of the Class AF-1, Class AF-2, Class AF-3 Certificates and the Class AV Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately [65.00]% and (ii) the Mortgage Loan Balance as of the last day of the related Collection Period and
                                 (B) the excess of the Mortgage Loan Balance as of the last day of the related Collection Period minus the OC Floor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                       PRINCIPAL DISTRIBUTIONS (CONTINUED)

CLASS AF PRINCIPAL ALLOCATION
PERCENTAGE:                      With respect to any Distribution Date, the
                                 percentage equivalent of a fraction, the numerator of which is (x) the Group I Principal
                                 Remittance Amount for such Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such
                                 Distribution Date.

GROUP I PRINCIPAL
DISTRIBUTION AMOUNT:             With respect to any Distribution Date, the
                                 Class AF Principal Allocation Percentage times the Senior Principal Distribution Amount.

CLASS AV PRINCIPAL ALLOCATION
PERCENTAGE:                      With respect to any Distribution Date, the
                                 percentage equivalent of a fraction, the numerator of which is (x) the Group II
                                 Principal Remittance Amount for such
                                 Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

GROUP II PRINCIPAL
DISTRIBUTION AMOUNT:             With respect to any Distribution Date, the
                                 Class AV Principal Allocation Percentage times the Senior Principal Distribution Amount.

CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:             With respect to any Distribution Date, (i)
                                 prior to the Stepdown Date and on any
                                 Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates (other than the Class A-IO
                                 Certificates) remain outstanding; 100% of the Principal Distribution Amount if the Senior
                                 Certificates (other than the Class A-IO
                                 Certificates) have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior Certificates
                                 (other than the Class A-IO Certificates) after distribution of the Senior Principal
                                 Distribution Amount on the related Distribution
                                 Date and (b) the outstanding balance of the Class M-1 Certificates for the group over (ii) the lesser of (a) approximately [76.00]% of the outstanding collateral balance Mortgage Loans on the last day of the related Due Period and
                                 (b) the outstanding collateral balance of the Mortgage Loans on the last day of the related
                                 Due Period minus the OC Floor.

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:             With respect to any Distribution Date, (i)
                                 prior to the Stepdown Date and on any
                                 Distribution Date thereafter on which the Trigger Event is in effect , zero if any of the Senior Certificates (other than the Class A-IO
                                 Certificates) and Class M-1 Certificates remain outstanding; 100% of the Principal Distribution
                                 Amount if the Senior Certificates and Class M-1
                                 Certificates (other than the Class A-IO
                                 Certificates) have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior Certificates and Class M-1 Certificates
                                 (other than the Class A-IO Certificates) after distribution of the Senior Certificates and Class M-1 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class
                                 M-2 Certificates over (ii) the lesser of (a) approximately [85.50]% of the outstanding collateral balance of the Mortgage Loans on the last day of the related Due Period and (b) the outstanding collateral balance Mortgage Loans on the last day of the related Due Period minus the OC Floor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                       PRINCIPAL DISTRIBUTIONS (CONTINUED)

CLASS B-1 PRINCIPAL
DISTRIBUTION AMOUNT:             With respect to any Distribution Date, (i)
                                 prior to the Stepdown Date and on any
                                 Distribution Date thereafter on which the Trigger Event is in effect group, zero if any of the Senior Certificates (other than the Class A-IO Certificates), Class M-1 and Class
                                 M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                                 Certificates other than the Class A-IO
                                 Certificates), Class M-1 and Class M-2
                                 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1 and Class M-2 Certificates
                                 (other than the Class A-IO Certificates) after distribution of the Senior Certificates, Class
                                 M-1 and Class M-2 Principal Distribution
                                 Amounts, respectively, on the related
                                 Distribution Date and (b) the outstanding balance of the Class B-1 Certificates over (ii) the lesser of (a) approximately [94.50]% of the outstanding collateral balance of the Mortgage
                                 Loans on the last day of the related Due Period and (b) the outstanding collateral balance of the Mortgage Loans on the last day of the related Due Period minus the OC Floor.

CLASS B-2 PRINCIPAL
DISTRIBUTION AMOUNT:             With respect to any Distribution Date, (i)
                                 prior to the Stepdown Date and on any
                                 Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates (other than the Class A-IO
                                 Certificates), Class M-1, Class M-2 and Class
                                 B-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior, Class M-1, Class M-2 and Class B-1
                                 Certificates (other than the Class A-IO
                                 Certificates) have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1, Class M-2 and Class B-1
                                 Certificates (other than the Class A-IO
                                 Certificates) after distribution of the Senior
                                 Certificates, Class M-1, Class M-2 and Class
                                 B-1 Principal Distribution Amounts,
                                 respectively, on the related Distribution Date and (b) the outstanding balance of the Class
                                 B-2 Certificates over (ii) the lesser of (a) approximately [96.50]% of the outstanding collateral balance of the Mortgage Loans on the last day of the related Due Period and (b) the outstanding collateral balance of the Mortgage
                                 Loans on the last day of the related Due Period minus the OC Floor.

CLASS B-3 PRINCIPAL
DISTRIBUTION AMOUNT:             With respect to any Distribution Date, (i)
                                 prior to the Stepdown Date and on any
                                 Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the related Senior Certificates (other than the Class A-IO Certificates), Class M-1, Class M-2,
                                 Class B-1 and Class B-2 Certificates remain outstanding; 100% of the Principal Distribution
                                 Amount if the Senior Certificates (other than the Class A-IO Certificates), Class M-1, Class
                                 M-2, Class B-1 and Class B-2 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger
                                 Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1, Class M-2, Class B-1 and Class B-2
                                 Certificates (other than the Class A-IO
                                 Certificates) after distribution of the Senior
                                 Certificates, Class M-1, Class M-2, Class B-1 and Class B-2 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class
                                 B-3 Certificates over (ii) the lesser of (a) approximately [99.00]% of the outstanding collateral balance of the Mortgage Loans on the last day of the related Due Period and (b) the outstanding collateral balance of the Mortgage
                                 Loans on the last day of the related Due Period minus the OC Floor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                       PRINCIPAL DISTRIBUTIONS (CONTINUED)

PRIORITY OF DISTRIBUTIONS -
PRINCIPAL:                       With respect to each Distribution Date (a)
                                 before the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Distribution Amount will be distributed as follows:

                                 (A) the Senior Principal Distribution Amount
                                     will be distributed concurrently as
                                     follows:

                                     (i)   sequentially, to the Class AF-1,
                                           Class AF-2 and the Class AF-3
                                           Certificates, in that order, the
                                           Group I Principal Distribution Amount
                                           until the Certificates balances of
                                           such Certificates are zero;

                                     (ii)  to each Class AV Certificates, any
                                           remaining Group I Principal
                                           Distribution Amount that has not been
                                           paid pursant to clause (iii) until
                                           the AV Certificates balances are
                                           zero;

                                     (iii) to the Class AV Certificates the
                                           Group II Principal Distribution
                                           Amount until the AV Certificates
                                           balances are zero;

                                     (iv)  sequentially, to the Class AF-1,
                                           Class AF-2 and Class AF-3
                                           Certificates, in that order, any
                                           remaining Group II Principal
                                           Distribution Amount that has not been
                                           paid pursant to clause (i) until the
                                           AF Certificate balances are zero;

                                 (B) any Group I Principal Distribution Amount
                                     and Group II Principal Distribution Amount remaining after clauses (A)(i) through (iv) above will be distributed sequentially as follows:

                                     (i)   to the Class M-1 Certificates, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;

                                     (ii)  to the Class M-2 Certificates until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;

                                     (iii) to the Class B-1 Certificates until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;

                                     (iv)  to the Class B-2 Certificates until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;

                                     (v)   to the Class B-3 Certificates until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;
                                           and

                                     (vi)  the amount, if any, remaining
                                           distrubuted as the Monthly Excess
                                           Cashflow.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                      PRIORITY OF DISTRIBUTIONS (CONTINUED)

                                 With respect to each Distribution Date (a) on or after the Stepdown Date or (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed as follows:

                                 (A) the Senior Principal Distribution Amount
                                     will be distributed concurrently as
                                     follows:

                                     (i)   sequentially, to the Class AF-1,
                                           Class AF-2 and Class AF-3
                                           Certificates, in that order, the
                                           Group I Principal Distribution Amount
                                           until the Certificates balances of
                                           such Certificates are zero;

                                     (ii)  to each Class AV Certificates, any
                                           remaining Group I Principal
                                           Distribution Amount that has not been
                                           paid pursant to clause (iii) until
                                           the AV Certificates balances are
                                           zero;

                                     (iii) to each Class AV Certificates, the
                                           Group II Principal Distribution
                                           Amount until the AV Certificates
                                           balances are zero;

                                     (iv)  sequentially, to the Class AF-1,
                                           Class AF-2 and Class AF-3
                                           Certificates, in that order, any
                                           remaining Group II Principal
                                           Distribution Amount that has not been
                                           paid pursant to clause (i) until the
                                           AF Certificate balances are zero;

                                 (B) any Group I Principal Distribution Amount
                                     and Group II Principal Distribution Amount remaining after clauses (A)(i) through (iv) above will be distributed sequentially as follows:

                                     (i)   to the Class M-1 Certificates, the
                                           Class M-1 Principal Distribution
                                           Amount, until the Certificate
                                           Principal Balance thereof has been
                                           reduced to zero;

                                     (ii)  to the Class M-2 Certificates, the
                                           Class M-2 Principal Distribution
                                           Amount, until the Certificate
                                           Principal Balance thereof has been
                                           reduced to zero;

                                     (iii) to the Class B-1 Certificates, the
                                           Class B-1 Principal Distribution
                                           Amount, until the Certificate
                                           Principal Balance thereof has been
                                           reduced to zero;

                                     (iv)  to the Class B-2 Certificates, the
                                           Class B-2 Principal Distribution
                                           Amount, until the Certificate
                                           Principal Balance thereof has been
                                           reduced to zero;

                                     (v)   to the Class B-3 Certificates, the
                                           Class B-3 Principal Distribution
                                           Amount, until the Certificate
                                           Principal Balance thereof has been
                                           reduced to zero; and

                                     (vi)  the amount, if any, remaining
                                           distrubuted as the Monthly Excess
                                           Cashflow.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                                 EXCESS CASHFLOW

EXCESS CASHFLOW:                 On any Distribution Date, the sum of the
                                 Monthly Excess Interest Amount, the
                                 Overcollateralization Release Amount and any portion of the Principal Distribution Amount
                                 (without duplication) remaining after principal distributions on the Offered Certificates and the Class B-3 Certificates will be applied in the following order of priority:

                                 (i)     to fund any remaining applicable
                                         Accrued Certificate Interest for such
                                         Distribution Date, pro rata, among the
                                         Class A Certificates;

                                 (ii)    to fund the remaining Interest Carry
                                         Forward Amounts for the classes of
                                         Class A Certificates, if any, pro rata,
                                         among the Class A Certificates;

                                 (iii)   to fund the Class A Realized Loss
                                         Amortization Amount for such
                                         Distribution Date;

                                 (iv)    to fund the Extra Principal
                                         Distribution Amount for such
                                         Distribution Date, provided, however,
                                         that for purpose of this clause (iv)
                                         and each Distribution Date beginning in
                                         November 2002 until the Distribution
                                         Date in October 2003 or until the
                                         Target Overcollateralization level is
                                         reached (which ever is first), only 50%
                                         of the Monthly Excess Interest Amount
                                         will be distributed to the holders of
                                         the Class A Certificates and the
                                         Subordinate Certificates in the
                                         priority as described in the Principal
                                         Distributions;

                                 (v)     to fund any remaining Accrued
                                         Certificate Interest for such
                                         Distribution Date to the Class M-1
                                         Certificates;

                                 (vi)    to fund the Interest Carry Forward
                                         Amount for the Class M-1 Certificates,
                                         if any;

                                 (vii) to fund the related Class M-1 Realized Loss Amortization Amount for such Distribution Date;

                                 (viii)  to fund any remaining Accrued
                                         Certificate Interest for such
                                         Distribution Date to the Class M-2
                                         Certificates;

                                 (ix)    to fund the Interest Carry Forward
                                         Amount for the Class M-2 Certificates,
                                         if any;

                                 (x)     to fund the Class M-2 Realized Loss
                                         Amortization Amount for such
                                         Distribution Date;

                                 (xi)    to fund any remaining Accrued
                                         Certificate Interest for such
                                         Distribution Date to the Class B-1
                                         Certificates;

                                 (xii)   to fund the Interest Carry Forward
                                         Amount for the Class B-1 Certificates,
                                         if any;

                                 (xiii)  to fund the Class B-1 Realized Loss
                                         Amortization Amount for such
                                         Distribution Date;

                                 (xiv)   to fund any remaining Accrued
                                         Certificate Interest for such
                                         Distribution Date to the Class B-2
                                         Certificates;

                                 (xv)    to fund the Interest Carry Forward
                                         Amount for the Class B-2 Certificates,
                                         if any;

                                 (xvi)   to fund the Class B-2 Realized Loss
                                         Amortization Amount for such
                                         Distribution Date;

                                 (xvii)  to fund any remaining Accrued
                                         Certificate Interest for such
                                         Distribution Date to the Class B-3
                                         Certificates;

                                 (xviii) to fund the Interest Carry Forward
                                         Amount for the Class B-3 Certificates,
                                         if any;

                                 (xix)   to fund the Class B-3 Realized Loss
                                         Amortization Amount for such
                                         Distribution Date;

                                 (xx)    to fund the amount of any LIBOR
                                         Carryover Amount;

                                 (xxi) to pay any Special Servicing Fees for such Distribution Date or which remain unpaid from any previous Distribution Date; and

                                 (xxii) to fund distributions to the holders of the Class N, Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                               CREDIT ENHANCEMENT

OVERCOLLATERALIZATION:           On any Distribution Date, interest and
                                 principal collections on the Mortgage Loans in excess of the amount required to make interest and principal distributions on the Offered
                                 Certificates and the Class B-3 Certificates which will be applied first to cover certain shortfalls on the Senior Certificates, then to build and subsequently to maintain the overcollateralization for the Offered
                                 Certificates and the Class B-3 Certificates and finally, to cover certain shortfalls on the Subordinate Certificates.

TARGET OVERCOLLATERALIZATION
AMOUNT: 0.50% of the aggregate initial principal balance of the Mortgage Loans

STEPDOWN DATE:                   The later to occur of:

                                 (a) the earlier to occur of:

                                     (i)  the Distribution Date in November
                                          2005; and

                                     (ii) the Distribution Date on which the
                                          aggregate principal balance of the
                                          Class AF-1, Class AF-2, Class AF-3 and
                                          the Class AV Certificates have been
                                          reduced to zero.

                                 (b) the first Distribution Date on which the
                                     Senior Enhancement Percentage equals twice its initial amount.

SUBORDINATION:                   If excess spread and overcollateralization is
                                 insufficient to cover losses on any Mortgage
                                 Loans, those losses will be applied in
                                 reduction of the principal balances of the Offered Certificates and the Class B-3
                                 Certificates, in reverse order of seniority.

CREDIT SUPPORT PERCENTAGE:             INITIAL                     TARGETED
                                   CREDIT SUPPORT*              CREDIT SUPPORT*
                                 ------------------           ------------------
                                  Class    Percent             Class    Percent
                                 -------   --------           -------   --------
                                 Seniors   [17.00]%           Seniors   [35.00]%
                                   M-1     [11.50]%             M-1     [24.00]%
                                   M-2     [6.75.]%             M-2     [14.50]%
                                   B-1     [2.25]%              B-1     [5.50]%
                                   B-2     [1.25]%              B-2     [3.50]%
                                   B-3     [0.00]%              B-3     [1.00]%

                                 * Approximate due to rounding.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                         CREDIT ENHANCEMENT (CONTINUED)

TRIGGER EVENT:                   Is in effect on a Distribution Date if any one
                                 of the following conditions exist as of the last day of the immediately preceding collection period:

                                 (a) The "Rolling Six Month 60+ Delinquency
                                     Percentage" equals or exceeds [49%]* of the Senior Enhancement Percentage; or

                                 (b) The aggregate amount of realized losses
                                     incurred since the Statistical Cut-off Date through the last day of such preceding collection period divided by the initial pool balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

                              Distribution Date                       Percentage
                              -------------------------------------   ----------
                              November 25, 2005 to October 25, 2006    [2.75%]*
                              November 25, 2006 to October 25, 2007    [3.50%]*
                              November 25, 2007 to October 25, 2008    [4.50%]*
                              November 25, 2008 and thereafter         [5.25%]*

                              * These numbers are subject to revision.

60+ DAY DELINQUENT LOAN:         Each Mortgage Loan with respect to which any
                                 portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage
                                 Loan for which the Mortgagor has filed for bankruptcy after the Settlement Date.

RE-PERFORMING 60+ DAY
DELINQUENT LOAN:                 Each Mortgage Loan with respect to which, as of
                                 any date of determination, (x) any portion of a monthly payment is, as of the last day of the prior Collection Period, two months of more past due and (y) with respect to which the mortgagor has made three monthly payments within the three calendar months preceding such date of determination. To the extent that, as of any date of determination, more than [25]% of the mortgage loans (measured by scheduled principal balance) are Re-Performing 60+ Day
                                 Delinquent Loans, the Re-Performing 60+ Day
                                 Delinquent Loans constituting such excess shall be deemed to be 60+ Day Delinquent Loans.

ROLLING SIX MONTH 60+ DAY
DELINQUENT PERCENTAGE:           With respect to any Distribution Date, the
                                 average of the percentage equivalents of the fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal Balance of Mortgage Loans that are 60+ Day Delinquent Loans (other than
                                 Re-Performing 60+ Day Delinquent Loans) as of the end of the day immediately preceding the end of each such collection period, and the denominator of which is the aggregate Mortgage
                                 Loan balance as of the end of the related collection period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                         CREDIT ENHANCEMENT (CONTINUED)

REALIZED LOSSES:                 Losses resulting from the liquidation of
                                 defaulted mortgage loans will first reduce the level of overcollateralization and excess interest, if any, for the offered certificates
                                 (other than the Class A-IO Certificates) and the Class B-3 Certificates. If there is no overcollateralization or excess interest, such losses will be allocated to the offered certificates (excluding the Class A-IO
                                 Certificates) and the Class B-3 Certificates in reverse order of seniority: Class B-3, Class
                                 B-2, Class B-1, Class M-2 and then Class M-1.
                                 Realized Losses will not be allocated to the Senior Certificates

SPECIAL HAZARD LOSSES:           Special Hazard Losses are generally Realized
                                 Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special
                                 Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the principal balance of the Mortgage Moans as of the Statistical Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan as of the date of determination and (iii) an amount equal to the aggregate principal balances of the Mortgage
                                 Loans in the largest zip-code concentration in the State of California as of the date of determination, such excess losses will be allocated among all the outstanding classes
                                 (other than the Class A Certificates),
                                 including the Class B-3 Certificates and the non-offered certificates, pro rata, based on their respective Certificate Principal
                                 Balances.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                               COLLATERAL OVERVIEW

The Mortgage Loans in Fixed Rate Pool are fixed rate FHA/VA insured mortgage loans or fixed rate conventional, one- to four-family, first and second lien mortgage loans. The Mortgage Loans in the ARM Pool are adjustable rate, one- to four-family, first lien mortgage loans. The Mortgage Pool consists of Performing Mortgage Loans, Sub-Performing Mortgage Loans and Re-Performing Mortgage Loans.

PERFORMING MORTGAGE LOANS

"Performing Mortgage Loan" is a Mortgage Loan (which might be a Forbearance Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Statistical Cut-off Date, is 30 days Delinquent.

A Mortgage Loan is "Delinquent," if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note (the "Monthly Payment") due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan. Thus, a Mortgage Loan for which the mortgagor failed to make the Monthly Payment on January 1, 2002 will be reported as Delinquent as of the close of business on February 1, 2002 if the Monthly Payment is not made by such time.

SUB-PERFORMING MORTGAGE LOAN

"Sub-Performing Mortgage Loan" is a Mortgage Loan pursuant to which a payment due prior to the Statistical Cut-off Date under the terms of the related mortgage note (or any modification thereto), is at least 30 but not more than 89 days Delinquent. Certain Sub-Performing Mortgage Loans have been modified in writing and are also characterized as follows:

(i) "Forbearance Plan Mortgage Loan" is a Mortgage Loan in which the related mortgagor must make monthly payments ("Modified Scheduled Payments") in an amount at least equal to the sum of (i) the amount of the monthly scheduled payment of principal and interest determined in accordance with such mortgage loan's original amortization schedule ("Regular Scheduled Payments") plus (ii) an additional amount to be applied to pay down the total amount of scheduled monthly payments due thereon on or before the Statistical Cut-off Date but not received prior to the Statistical Cut-off Date plus the aggregate amount of tax and insurance advances made with respect to such Mortgage Loan to the extent remaining outstanding as of the Statistical Cut-off Date.

(ii) "Bankruptcy Plan Mortgage Loan" is a Mortgage Loan in which the related mortgagor defaulted and, after default, became the subject of a case under Title 11 of the United States Code (the "Bankruptcy Code") and, as of the Statistical Cut-off Date, had a confirmed bankruptcy plan. Each such bankruptcy plan generally requires the related mortgagor to make Modified Scheduled Payments in an amount at least equal to (i) the Regular Scheduled Payment plus (ii) an additional amount sufficient to pay down overdue amounts resulting from the period of default, generally over a period of three to five years from the commencement of such bankruptcy plan.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


ARREARAGE

With respect to certain Delinquent Mortgage Loans, the total amount of scheduled monthly payments due thereon on or before the Statistical Cut-off Date but not received prior to the Statistical Cut-off Date, together with any outstanding servicing advances on such Mortgage Loans, is referred to as the "Arrearage." The Servicer has previously made advances in respect of the Arrearages. Any Arrearage shall not be included as part of the Trust Fund and, accordingly, payments with respect to Arrearage will not be payable to the Certificateholders as and when received. However, the Servicer shall be required to make servicing advances on Actuarial Loans that become a Delinquent Mortgage Loan and make advances of delinquent payments of principal and interest on Delinquent Mortgage Loans, each to the extent such advances are deemed recoverable, until such Mortgage Loans become current or REO.

FHA MORTGAGE LOANS

The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

VA MORTGAGE LOANS

The VA Mortgage Loans will be partially guaranteed by The United States Department of Veterans Affairs (the "VA") under the Servicemen's Readjustment Act of 1944, as amended. The Servicemen's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guarantee by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has a current mortgage loan limit of $203,000, requires no down payment from the purchaser and permits the guarantee of mortgage loans of generally up to 30 years' duration. However, no VA Mortgage Loan will have an original principal amount greater than five times the amount of the related guarantee.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE FIXED RATE COLLATERAL

                             C-BASS SERIES 2002-CB5
             FIXED RATE MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                                     TOTAL       MINIMUM        MAXIMUM
---------------------------------------------------------------   ---------------    ----------    -----------
Aggregate Current Principal Balance                               $111,736,534.10
Number of Mortgage Loans                                                    1,347
Average Outstanding Principal Balance                                  $82,952.14       $506.28    $551,927.70
Average Original Loan Balance                                          $87,120.62     $4,600.00    $553,500.00
(1) Weighted Average Current Combined Loan-to-Value Ratio                   79.36%         2.32%        126.58%
(1) Weighted Average Loan Rate                                              9.399%        5.000%        18.000%
(1) Weighted Average Original Term to Maturity (months)                       328            60            573
(1) Weighted Average Remaining Term to Stated Maturity (months)               290            16            434
(1) (2) Weighted Average Credit Score                                         615           411            842

(1)   Weighted Average reflected in Total.

(2)   99.62% of the Fixed Rate Mortgage Loans have Credit Scores.

                                                         PERCENT OF STATISTICAL
                                                            CALCULATION DATE
                                      RANGE                PRINCIPAL BALANCE
                                      ----------------   ----------------------

Product Type                          Fully Amortizing                    95.54%
                                      Balloon Payment                      4.46%

Lien                                  First                               95.79%
                                      Second                               4.21%

Geographic Distribution               California                          37.41%
                                      Florida                             10.49%
                                      New York                             7.39%
                                      Texas                                6.18%
                                      Ohio                                 3.50%

Largest Zip Code Concentration                                             0.77%

FHA/VA Loans                                                               1.04%

Seller Financed Loans                                                      6.38%

Loans with Mortgage Insurance                                              4.22%

Loans with Prepayment Penalties                                           35.17%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE FIXED RATE COLLATERAL

                                PRINCIPAL BALANCE

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE     FIXED RATE MORTGAGES
PRINCIPAL BALANCE OUTSTANDING          LOANS         OUTSTANDING            OUTSTANDING
---------------------------------   -----------   -----------------   ------------------------
$1 to $50,000                               500   $   15,560,205.77                      13.93%
$50,001 to $100,000                         488       35,399,358.99                      31.68
$100,001 to $150,000                        218       26,387,230.31                      23.62
$150,001 to $200,000                         56        9,762,226.90                       8.74
$200,001 to $250,000                         43        9,684,613.30                       8.67
$250,001 to $300,000                         15        4,062,011.68                       3.64
$300,001 to $350,000                          8        2,616,662.34                       2.34
$350,001 to $400,000                          9        3,417,996.63                       3.06
$400,001 to $450,000                          3        1,289,770.19                       1.15
$450,001 to $500,000                          4        1,969,095.30                       1.76
$500,001 to $550,000                          2        1,035,434.99                       0.93
$550,001 to $600,000                          1          551,927.70                       0.49
                                    -----------   -----------------   ------------------------
TOTAL                                     1,347   $  111,736,534.10                     100.00%
                                    ===========   =================   ========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE FIXED RATE COLLATERAL

                                   FICO SCORE

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE     FIXED RATE MORTGAGES
FICO SCORE                             LOANS         OUTSTANDING            OUTSTANDING
---------------------------------   -----------   -----------------   ------------------------
Not Available (1)                             7   $      426,583.83                       0.38%
401 to 420                                    1           80,226.56                       0.07
421 to 440                                    6          647,135.12                       0.58
441 to 460                                   20        1,785,344.45                       1.60
461 to 480                                   30        1,666,190.32                       1.49
481 to 500                                   56        4,101,145.80                       3.67
501 to 520                                   74        5,474,062.31                       4.90
521 to 540                                   86        6,110,251.04                       5.47
541 to 560                                  105        7,063,481.28                       6.32
561 to 580                                  121        9,377,207.03                       8.39
581 to 600                                  120        9,553,392.85                       8.55
601 to 620                                  139       11,079,931.82                       9.92
621 to 640                                  148       12,969,300.55                      11.61
641 to 660                                  104       10,353,920.54                       9.27
661 to 680                                  100        8,596,677.44                       7.69
681 to 700                                   61        6,057,845.35                       5.42
701 to 720                                   57        5,766,411.44                       5.16
721 to 740                                   51        5,520,140.60                       4.94
741 to 760                                   29        3,113,120.71                       2.79
761 to 780                                   23        1,526,702.42                       1.37
781 to 800                                    7          444,329.68                       0.40
821 to 840                                    1           12,773.37                       0.01
841 to 860                                    1           10,359.59                       0.01
                                    -----------   -----------------   ------------------------
TOTAL                                     1,347   $  111,736,534.10                     100.00%
                                    ===========   =================   ========================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE FIXED RATE COLLATERAL

                            ORIGINAL TERM TO MATURITY

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
ORIGINAL TERM TO MATURITY           OF MORTGAGE   PRINCIPAL BALANCE     FIXED RATE MORTGAGES
(MONTHS)                               LOANS         OUTSTANDING            OUTSTANDING
---------------------------------   -----------   -----------------   ------------------------
49 to 60                                      3   $      149,860.97                       0.13%
61 to 72                                      1            5,531.14                       0.00
85 to 96                                      1           23,819.88                       0.02
97 to 108                                     4          115,885.95                       0.10
109 to 120                                   28        1,177,502.27                       1.05
121 to 132                                    2           64,886.85                       0.06
133 to 144                                    1           50,910.10                       0.05
145 to 156                                   11          567,449.51                       0.51
157 to 168                                    4          132,709.77                       0.12
169 to 180                                  272       12,784,391.51                      11.44
181 to 192                                    6          341,943.08                       0.31
193 to 204                                    3          168,956.76                       0.15
205 to 216                                    2           73,832.21                       0.07
217 to 228                                    3          257,836.84                       0.23
229 to 240                                  103        4,240,296.60                       3.79
241 to 252                                    8          363,987.63                       0.33
253 to 264                                    1           88,514.58                       0.08
265 to 276                                    4          100,727.79                       0.09
277 to 288                                    3          292,297.32                       0.26
289 to 300                                   10          553,298.69                       0.50
301 to 312                                    2          151,009.51                       0.14
313 to 324                                    3          136,671.96                       0.12
325 to 336                                    3          255,551.67                       0.23
337 to 348                                    2          210,784.12                       0.19
349 to 360                                  829       85,973,671.08                      76.94
361 to 372                                   35        3,061,377.99                       2.74
517 to 528                                    1          175,855.59                       0.16
529 to 540                                    1          199,458.77                       0.18
565 to 576                                    1           17,513.96                       0.02
                                    -----------   -----------------   ------------------------
TOTAL                                     1,347   $  111,736,534.10                     100.00%
                                    ===========   =================   ========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE FIXED RATE COLLATERAL

                        REMAINING TERM TO STATED MATURITY

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
REMAINING TERM TO STATED MATURITY   OF MORTGAGE   PRINCIPAL BALANCE     FIXED RATE MORTGAGES
(MONTHS)                               LOANS         OUTSTANDING            OUTSTANDING
---------------------------------   -----------   -----------------   ------------------------
13 to 24                                      5   $      290,878.52                       0.26%
25 to 36                                      4           25,143.62                       0.02
37 to 48                                     13          308,626.54                       0.28
49 to 60                                      4           90,474.35                       0.08
61 to 72                                      9          157,582.95                       0.14
73 to 84                                     12          426,194.42                       0.38
85 to 96                                      6          218,639.27                       0.20
97 to 108                                    70        2,668,380.41                       2.39
109 to 120                                   21        1,244,237.20                       1.11
121 to 132                                   20        1,112,359.52                       1.00
133 to 144                                   39        2,100,179.41                       1.88
145 to 156                                   27        1,133,731.94                       1.01
157 to 168                                   41        2,383,389.65                       2.13
169 to 180                                  111        5,458,733.59                       4.89
181 to 192                                    9          560,335.26                       0.50
193 to 204                                   11          534,531.17                       0.48
205 to 216                                    6          387,774.15                       0.35
217 to 228                                    7          377,356.53                       0.34
229 to 240                                   50        1,697,804.33                       1.52
241 to 252                                    2          177,661.20                       0.16
253 to 264                                    5          232,869.19                       0.21
265 to 276                                   40        3,771,632.77                       3.38
277 to 288                                  368       31,139,752.48                      27.87
289 to 300                                   12          548,289.37                       0.49
301 to 312                                    8          722,797.05                       0.65
313 to 324                                   50        3,994,704.51                       3.58
325 to 336                                   43        3,360,473.27                       3.01
337 to 348                                   43        5,021,365.93                       4.49
349 to 360                                  309       41,215,321.14                      36.89
409 to 420                                    1          175,855.59                       0.16
433 to 444                                    1          199,458.77                       0.18
                                    -----------   -----------------   ------------------------
TOTAL                                     1,347   $  111,736,534.10                     100.00%
                                    ===========   =================   ========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE FIXED RATE COLLATERAL

                                  PROPERTY TYPE

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE     FIXED RATE MORTGAGES
PROPERTY TYPE                          LOANS         OUTSTANDING            OUTSTANDING
---------------------------------   -----------   -----------------   ------------------------
Single Family                             1,157   $   92,718,244.69                      82.98%
2-Family                                     59        6,364,532.57                       5.70
Condominium                                  47        4,451,547.88                       3.98
Planned Unit Development                     19        2,399,542.72                       2.15
3-Family                                     16        2,377,083.69                       2.13
Manufactured                                 12          769,890.45                       0.69
4-Family                                      7          709,463.80                       0.63
Mobile Home                                  10          568,153.39                       0.51
Commercial                                   10          521,095.35                       0.47
Townhouse                                     6          458,735.73                       0.41
High Rise Condo                               1          271,390.63                       0.24
Mixed Use                                     1           87,173.55                       0.08
Vacant                                        2           39,679.65                       0.04
                                    -----------   -----------------   ------------------------
TOTAL                                     1,347   $  111,736,534.10                     100.00%
                                    ===========   =================   ========================

                                    OCCUPANCY

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE     FIXED RATE MORTGAGES
OCCUPANCY                              LOANS         OUTSTANDING            OUTSTANDING
---------------------------------   -----------   -----------------   ------------------------
Primary                                   1,160   $   98,814,953.59                      88.44%
Investor                                    173       11,491,803.85                      10.28
Secondary                                    14        1,429,776.66                       1.28
                                    -----------   -----------------   ------------------------
TOTAL                                     1,347   $  111,736,534.10                     100.00%
                                    ===========   =================   ========================

                                  LOAN PURPOSE

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE     FIXED RATE MORTGAGES
LOAN PURPOSE                           LOANS         OUTSTANDING            OUTSTANDING
---------------------------------   -----------   -----------------   ------------------------
Equity Refinance                            724   $   57,339,775.28                      51.32%
Purchase                                    451       38,180,543.57                      34.17
Rate/Term Refinance                         170       16,029,049.71                      14.35
Construction                                  2          187,165.54                       0.17
                                    -----------   -----------------   ------------------------
TOTAL                                     1,347   $  111,736,534.10                     100.00%
                                    ===========   =================   ========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE FIXED RATE COLLATERAL

                           CURRENT MORTGAGE LOAN RATE

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
RANGE OF                            OF MORTGAGE   PRINCIPAL BALANCE     FIXED RATE MORTGAGES
CURRENT MORTGAGE LOAN RATES            LOANS         OUTSTANDING            OUTSTANDING
---------------------------------   -----------   -----------------   ------------------------
4.501% to 5.000%                              3   $      169,809.39                       0.15%
5.501% to 6.000%                              1           51,778.25                       0.05
6.001% to 6.500%                              6          969,016.91                       0.87
6.501% to 7.000%                             28        4,830,512.07                       4.32
7.001% to 7.500%                             77       10,568,717.51                       9.46
7.501% to 8.000%                            114       13,598,931.36                      12.17
8.001% to 8.500%                            102       11,602,407.38                      10.38
8.501% to 9.000%                            125       11,552,528.82                      10.34
9.001% to 9.500%                             98        8,130,702.70                       7.28
9.501% to 10.000%                           227       18,532,930.06                      16.59
10.001% to 10.500%                           82        6,264,252.70                       5.61
10.501% to 11.000%                          148        9,858,922.27                       8.82
11.001% to 11.500%                           67        4,013,034.80                       3.59
11.501% to 12.000%                           69        4,326,643.48                       3.87
12.001% to 12.500%                           34        1,583,489.55                       1.42
12.501% to 13.000%                           45        1,988,486.36                       1.78
13.001% to 13.500%                           25        1,082,539.60                       0.97
13.501% to 14.000%                           50        1,420,822.10                       1.27
14.001% to 14.500%                           13          258,144.62                       0.23
14.501% to 15.000%                           29          844,577.15                       0.76
16.501% to 17.000%                            3           82,350.48                       0.07
17.501% to 18.000%                            1            5,936.54                       0.01
                                    -----------   -----------------   ------------------------
TOTAL                                     1,347   $  111,736,534.10                     100.00%
                                    ===========   =================   ========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE FIXED RATE COLLATERAL

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
RANGE OF CURRENT                    OF MORTGAGE   PRINCIPAL BALANCE     FIXED RATE MORTGAGES
COMBINED LOAN-TO-VALUE RATIOS          LOANS         OUTSTANDING            OUTSTANDING
---------------------------------   -----------   -----------------   ------------------------
0.01% to 10.00%                               5   $      196,079.13                       0.18%
10.01% to 20.00%                              9          348,989.11                       0.31
20.01% to 30.00%                             28          929,227.62                       0.83
30.01% to 40.00%                             38        1,517,370.87                       1.36
40.01% to 50.00%                             46        3,007,413.82                       2.69
50.01% to 60.00%                            102        5,767,741.93                       5.16
60.01% to 70.00%                            169       13,018,534.74                      11.65
70.01% to 80.00%                            399       42,248,486.21                      37.81
80.01% to 90.00%                            237       22,172,428.83                      19.84
90.01% to 100.00%                           285       19,620,167.52                      17.56
100.01% to 110.00%                           21        2,324,844.34                       2.08
110.01% to 120.00%                            6          469,181.48                       0.42
120.01% to 130.00%                            1           10,009.55                       0.01
130.01% or greater                            1          106,058.95                       0.09
                                    -----------   -----------------   ------------------------
TOTAL                                     1,347   $  111,736,534.10                     100.00%
                                    ===========   =================   ========================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE FIXED RATE COLLATERAL

                               STATE OR TERRITORY

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE     FIXED RATE MORTGAGES
STATE OR TERRITORY                     LOANS         OUTSTANDING            OUTSTANDING
---------------------------------   -----------   -----------------   ------------------------
California                                  396   $   41,803,812.33                      37.41%
Florida                                     142       11,722,979.35                      10.49
New York                                     62        8,258,562.83                       7.39
Texas                                       119        6,904,950.22                       6.18
Ohio                                         63        3,911,974.52                       3.50
New Jersey                                   17        3,049,524.19                       2.73
Washington                                   42        2,748,565.28                       2.46
Colorado                                     21        2,677,483.37                       2.40
Illinois                                     37        2,551,674.01                       2.28
Pennsylvania                                 43        2,133,672.31                       1.91
Georgia                                      27        2,041,000.13                       1.83
Arizona                                      33        1,967,569.21                       1.76
Michigan                                     35        1,784,466.81                       1.60
South Carolina                               23        1,594,506.86                       1.43
Indiana                                      29        1,572,010.34                       1.41
Louisiana                                    18        1,495,373.99                       1.34
Tennessee                                    19        1,486,658.67                       1.33
North Carolina                               25        1,445,250.19                       1.29
Oregon                                       17        1,331,644.49                       1.19
Nevada                                       17        1,045,916.00                       0.94
Minnesota                                    13          973,518.82                       0.87
Utah                                         13          943,075.64                       0.84
Missouri                                     21          927,115.52                       0.83
Alabama                                      16          924,622.17                       0.83
New Mexico                                   11          897,961.67                       0.80
Maryland                                     10          811,360.73                       0.73
Connecticut                                   4          599,814.82                       0.54
Oklahoma                                      9          589,734.12                       0.53
Virginia                                     11          560,647.66                       0.50
Kentucky                                      7          556,072.11                       0.50
Hawaii                                        3          379,632.74                       0.34
Iowa                                          9          334,326.36                       0.30
Arkansas                                      5          328,922.70                       0.29
Mississippi                                   7          201,722.17                       0.18
Massachusetts                                 4          161,537.04                       0.14
Kansas                                        3          150,002.73                       0.13
New Hampshire                                 1          145,961.31                       0.13
Nebraska                                      5          121,620.25                       0.11
Wisconsin                                     2          111,115.38                       0.10
West Virginia                                 2          104,204.47                       0.09
District of Columbia                          1          100,102.99                       0.09
Rhode Island                                  1           72,853.91                       0.07
Idaho                                         1           71,861.62                       0.06
Montana                                       1           65,633.13                       0.06
Wyoming                                       1           65,534.67                       0.06
South Dakota                                  1            9,984.27                       0.01
                                    -----------   -----------------   ------------------------
TOTAL                                     1,347   $  111,736,534.10                     100.00%
                                    ===========   =================   ========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE FIXED RATE COLLATERAL

                               LOAN DOCUMENTATION

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE     FIXED RATE MORTGAGES
DOCUMENTATION LEVEL                    LOANS         OUTSTANDING            OUTSTANDING
---------------------------------   -----------   -----------------   ------------------------
Full Documentation                          748   $   59,846,520.87                      53.56%
Stated Income                               125       13,573,888.52                      12.15
No Documentation                            174       11,920,025.57                      10.67
Alternate Documentation                     113        8,346,726.68                       7.47
Limited Documentation                        75        7,392,399.13                       6.62
Streamlined Documentation                    61        6,949,380.22                       6.22
Missing Documentation                        38        3,089,616.89                       2.77
No Data Provided                             13          617,976.22                       0.55
                                    -----------   -----------------   ------------------------
TOTAL                                     1,347   $  111,736,534.10                     100.00%
                                    ===========   =================   ========================

                               PERFORMANCE STATUS

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE     FIXED RATE MORTGAGES
PERFORMANCE STATUS                     LOANS         OUTSTANDING            OUTSTANDING
---------------------------------   -----------   -----------------   ------------------------
Current                                   1,246   $  104,229,098.52                      93.28%
30-59 Days Past Due                         101        7,507,435.58                       6.72
                                    -----------   -----------------   ------------------------
TOTAL                                     1,347   $  111,736,534.10                     100.00%
                                    ===========   =================   ========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE FIXED RATE COLLATERAL

                             PREPAYMENT PENALTY TERM

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE     FIXED RATE MORTGAGES
PREPAYMENT PENALTY TERM                LOANS         OUTSTANDING            OUTSTANDING
---------------------------------   -----------   -----------------   ------------------------
No Prepayment Penalties                     987   $   72,442,227.04                      64.83%
12 months                                    38        5,797,423.31                       5.19
24 months                                    35        2,176,331.60                       1.95
36 months                                   105       11,521,968.98                      10.31
60 months or higher                         182       19,798,583.17                      17.72
                                    -----------   -----------------   ------------------------
TOTAL                                     1,347   $  111,736,534.10                     100.00%
                                    ===========   =================   ========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                             C-BASS SERIES 2002-CB5
          ADJUSTABLE RATE MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                                     TOTAL       MINIMUM        MAXIMUM
---------------------------------------------------------------   ---------------    ----------    -----------
Aggregate Current Principal Balance                               $103,376,016.14
Number of Mortgage Loans                                                      842
Average Outstanding Principal Balance                                 $122,774.37    $16,038.99    $678,278.85
Average Original Loan Balance                                         $124,339.40    $18,590.00    $685,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio                   78.63%        16.69%        110.62%
(1) Weighted Average Mortgage Interest Rate                                 9.523%        5.990%        16.050%
(1) Weighted Average Gross Margin                                           6.829%        2.090%        11.870%
(1) Weighted Average Initial Periodic Rate Cap                              1.973%        1.000%         6.000%
(1) Weighted Average Subsequent Periodic Rate Cap                           1.214%        1.000%         3.000%
(1) Weighted Average Minimum Interest Rate                                  9.242%        3.250%        16.050%
(1) Weighted Average Maximum Interest Rate                                 16.199%        7.000%        22.550%
(1) Weighted Average Original Term to Maturity (months)                       360           180            368
(1) Weighted Average Remaining Term to Stated Maturity (months)               340            84            359
(1) Weighted Average Term to Roll (months)                                     16             1             34
(1) (2) Weighted Average FICO Score                                           590           439            803

(1)   Weighted Average reflected in Total.

(2)   99.97% of the Adjustable Rate Mortgage Loans have FICO Scores.

                                                         PERCENT OF STATISTICAL
                                                            CALCULATION DATE
                                      RANGE                PRINCIPAL BALANCE
                                      ----------------   ----------------------

Product Type                          Fully Amortizing                   100.00%
                                      Balloon Payment                      0.00%

Lien                                  First                              100.00%
                                      Second                               0.00%

Geographic Distribution               California                          26.90%
                                      Michigan                             6.29%
                                      Florida                              5.81%
                                      Texas                                5.59%
                                      Illinois                             5.25%

Largest Zip Code Concentration                                             0.66%

FHA/VA Loans                                                               0.00%

Seller Financed Loans                                                      0.00%

Loans with Mortgage Insurance                                              0.23%

Loans with Prepayment Penalties                                           70.13%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------

                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                                PRINCIPAL BALANCE

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
PRINCIPAL BALANCE OUTSTANDING          LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
$1 to $50,000                               133   $    4,940,836.59                        4.78%
$50,001 to $100,000                         326       23,724,662.99                       22.95
$100,001 to $150,000                        172       20,864,573.17                       20.18
$150,001 to $200,000                         84       14,471,359.66                       14.00
$200,001 to $250,000                         47       10,310,708.43                        9.97
$250,001 to $300,000                         21        5,805,149.38                        5.62
$300,001 to $350,000                         22        7,151,827.03                        6.92
$350,001 to $400,000                         15        5,737,369.38                        5.55
$400,001 to $450,000                         11        4,744,884.57                        4.59
$450,001 to $500,000                          8        3,881,724.07                        3.75
$500,001 to $550,000                          2        1,064,642.02                        1.03
$650,001 to $700,000                          1          678,278.85                        0.66
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                                   FICO SCORE

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
FICO SCORES                            LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
Not Available (1)                             1   $       28,376.30                        0.03%
421 to 440                                    1          122,634.94                        0.12
441 to 460                                    7          568,373.39                        0.55
461 to 480                                    6          792,893.02                        0.77
481 to 500                                   47        5,111,987.64                        4.95
501 to 520                                   69        7,383,981.87                        7.14
521 to 540                                   80        9,229,417.96                        8.93
541 to 560                                   85       10,622,415.35                       10.28
561 to 580                                   99       11,602,655.84                       11.22
581 to 600                                  112       14,103,700.38                       13.64
601 to 620                                   90       12,515,881.09                       12.11
621 to 640                                   77       11,014,858.21                       10.66
641 to 660                                   48        6,251,514.80                        6.05
661 to 680                                   54        6,647,388.89                        6.43
681 to 700                                   21        2,304,016.45                        2.23
701 to 720                                   22        2,655,553.80                        2.57
721 to 740                                   11        1,329,079.76                        1.29
741 to 760                                    7          738,313.50                        0.71
761 to 780                                    2          124,749.48                        0.12
781 to 800                                    2          154,544.02                        0.15
801 to 820                                    1           73,679.45                        0.07
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                            ORIGINAL TERM TO MATURITY

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
ORIGINAL TERM TO MATURITY           OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
(MONTHS)                               LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
169 to 180                                    5   $      286,454.74                        0.28%
349 to 360                                  833      102,919,372.17                       99.56
361 to 372                                    4          170,189.23                        0.16
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================

                        REMAINING TERM TO STATED MATURITY

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
REMAINING TERM TO STATED MATURITY   OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
(MONTHS)                               LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
73 to 84                                      2   $       71,347.59                        0.07%
85 to 96                                      2          153,706.68                        0.15
157 to 168                                    1           61,400.47                        0.06
241 to 252                                    9          835,294.64                        0.81
253 to 264                                   32        2,549,059.79                        2.47
265 to 276                                   90        6,327,738.37                        6.12
277 to 288                                   25        1,620,054.74                        1.57
289 to 300                                   17        1,251,851.24                        1.21
301 to 312                                    8          792,119.93                        0.77
313 to 324                                   27        2,885,224.23                        2.79
325 to 336                                   27        2,456,635.15                        2.38
337 to 348                                  176       19,846,213.30                       19.20
349 to 360                                  426       64,525,370.01                       62.42
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                                  PROPERTY TYPE

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
PROPERTY TYPE                          LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
Single Family                               702   $   84,181,205.25                       81.43%
Planned Unit Development                     41        7,280,749.51                        7.04
2-Family                                     37        4,473,991.49                        4.33
3-Family                                     14        2,587,537.35                        2.50
Condominium                                  23        2,029,897.90                        1.96
4-Family                                      7        1,435,001.53                        1.39
Townhouse                                     6          479,277.06                        0.46
Mobile Home                                   6          453,927.36                        0.44
Manufactured                                  4          219,314.78                        0.21
Mixed Use                                     1          163,395.48                        0.16
Co-op                                         1           71,718.43                        0.07
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================

                                    OCCUPANCY

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
OCCUPANCY                              LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
Primary                                     776   $   97,986,974.36                       94.79%
Investor                                     57        4,352,048.76                        4.21
Secondary                                     9        1,036,993.02                        1.00
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================

                                  LOAN PURPOSE

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
LOAN PURPOSE                           LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
Equity Refinance                            497   $   63,862,105.51                       61.78%
Purchase                                    259       29,049,468.57                       28.10
Rate/Term Refinance                          85       10,444,808.67                       10.10
Construction                                  1           19,633.39                        0.02
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                           CURRENT MORTGAGE LOAN RATE

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
RANGE OF CURRENT MORTGAGE           OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
LOAN RATE                              LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
5.501% to 6.000%                              1   $      548,346.03                        0.53%
6.001% to 6.500%                              1          209,518.73                        0.20
6.501% to 7.000%                              6        1,160,502.52                        1.12
7.001% to 7.500%                             21        3,909,732.45                        3.78
7.501% to 8.000%                             55       10,132,882.90                        9.80
8.001% to 8.500%                             59        9,097,008.16                        8.80
8.501% to 9.000%                            112       18,960,412.27                       18.34
9.001% to 9.500%                             97       12,735,376.35                       12.32
9.501% to 10.000%                           146       16,899,958.96                       16.35
10.001% to 10.500%                           78        8,074,160.07                        7.81
10.501% to 11.000%                           94        8,478,295.83                        8.20
11.001% to 11.500%                           55        4,729,740.66                        4.58
11.501% to 12.000%                           52        3,798,222.33                        3.67
12.001% to 12.500%                           24        1,538,314.06                        1.49
12.501% to 13.000%                           18        1,742,242.57                        1.69
13.001% to 13.500%                            7          703,096.56                        0.68
13.501% to 14.000%                            9          324,257.67                        0.31
14.001% to 14.500%                            2           84,196.30                        0.08
15.001% to 15.500%                            2          131,687.47                        0.13
15.501% to 16.000%                            1           26,413.64                        0.03
16.001% to 16.500%                            2           91,650.61                        0.09
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
RANGE OF CURRENT COMBINED           OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
LOAN-TO-VALUE RATIO                    LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
10.01% to 20.00%                              1   $      100,149.76                        0.10%
20.01% to 30.00%                              3          239,324.84                        0.23
30.01% to 40.00%                              7          288,071.26                        0.28
40.01% to 50.00%                             25        1,319,665.86                        1.28
50.01% to 60.00%                             56        5,191,695.69                        5.02
60.01% to 70.00%                            132       13,413,360.48                       12.98
70.01% to 80.00%                            346       41,843,151.23                       40.48
80.01% to 90.00%                            231       34,760,087.12                       33.62
90.01% to 100.00%                            40        6,070,061.11                        5.87
110.01% to 120.00%                            1          150,448.79                        0.15
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                               STATE OR TERRITORY

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
STATE OR TERRITORY                     LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
California                                  157   $   27,812,045.96                       26.90%
Michigan                                     61        6,501,222.83                        6.29
Florida                                      57        6,005,513.38                        5.81
Texas                                        61        5,782,490.36                        5.59
Illinois                                     50        5,428,280.06                        5.25
Washington                                   31        4,607,969.12                        4.46
New York                                     20        4,346,697.15                        4.20
Ohio                                         47        3,709,290.34                        3.59
Georgia                                      25        3,483,730.13                        3.37
Arizona                                      31        3,243,297.83                        3.14
Colorado                                     16        2,692,015.26                        2.60
Missouri                                     29        2,035,615.62                        1.97
South Carolina                               17        1,789,012.80                        1.73
Maryland                                     10        1,743,594.84                        1.69
Nevada                                       12        1,742,463.92                        1.69
Indiana                                      20        1,632,019.11                        1.58
Oregon                                       14        1,529,487.89                        1.48
Utah                                         12        1,516,114.42                        1.47
Massachusetts                                 7        1,515,219.46                        1.47
Tennessee                                    17        1,508,932.18                        1.46
Minnesota                                    13        1,499,980.36                        1.45
Wisconsin                                     8        1,495,822.84                        1.45
Hawaii                                        5        1,130,126.25                        1.09
North Carolina                               15        1,084,834.17                        1.05
Pennsylvania                                 13        1,028,453.80                        0.99
New Mexico                                    9          919,772.07                        0.89
Connecticut                                   4          889,204.70                        0.86
Virginia                                      9          850,548.24                        0.82
Iowa                                          8          754,638.53                        0.73
Nebraska                                      8          683,313.91                        0.66
New Jersey                                    6          630,631.55                        0.61
Mississippi                                   4          453,865.26                        0.44
Kentucky                                      5          446,353.19                        0.43
Louisiana                                     6          386,674.91                        0.37
Alabama                                       6          362,948.93                        0.35
New Hampshire                                 5          320,242.38                        0.31
Maine                                         2          297,150.21                        0.29
Oklahoma                                      4          265,893.24                        0.26
Montana                                       2          259,613.27                        0.25
West Virginia                                 4          218,703.82                        0.21
Rhode Island                                  3          199,576.52                        0.19
District of Columbia                          2          161,216.01                        0.16
Kansas                                        2          149,069.72                        0.14
Arkansas                                      3          147,687.05                        0.14
South Dakota                                  2          114,682.55                        0.11
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                               LOAN DOCUMENTATION

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
DOCUMENTATION LEVEL                    LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
Full Documentation                          566   $   64,126,091.95                       62.03%
Stated Income                               168       26,239,733.05                       25.38
Limited Documentation                        54        7,320,436.99                        7.08
Alternate Documentation                      37        4,443,982.09                        4.30
Streamlined Documentation                     6          357,530.52                        0.35
No Documentation                              3          323,618.87                        0.31
Missing Documentation                         5          298,296.36                        0.29
No Data Provided                              3          266,326.31                        0.26
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================

                               PERFORMANCE STATUS

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
PERFORMANCE STATUS                     LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
Current                                     767       95,634,318.15                       92.51
30-59 Days Past Due                          75   $    7,741,697.99                        7.49%
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                             PREPAYMENT PENALTY TERM

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
PREPAYMENT PENALTY TERM                LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
No Prepayment Penalties                     306   $   30,882,305.40                       29.87%
6 months                                      2          327,737.19                        0.32
12 months                                    13        2,442,746.97                        2.36
24 months                                   283       42,366,725.03                       40.98
30 months                                     2          257,006.34                        0.25
36 months                                   167       18,216,431.70                       17.62
42 months                                     1           82,238.03                        0.08
60 months or higher                          68        8,800,825.48                        8.51
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                                  GROSS MARGIN

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
RANGE OF                            OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
GROSS MARGINS                          LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
2.001% to 2.500%                              1   $      210,756.92                        0.20%
3.001% to 3.500%                              2          182,049.58                        0.18
3.501% to 4.000%                              2          152,652.08                        0.15
4.001% to 4.500%                             21        1,575,220.22                        1.52
4.501% to 5.000%                             53        5,311,749.19                        5.14
5.001% to 5.500%                             40        3,825,303.54                        3.70
5.501% to 6.000%                             83        9,825,909.75                        9.51
6.001% to 6.500%                            164       25,863,480.41                       25.02
6.501% to 7.000%                            199       27,845,233.12                       26.94
7.001% to 7.500%                             83        9,503,031.47                        9.19
7.501% to 8.000%                             46        4,615,218.60                        4.46
8.001% to 8.500%                             30        2,870,504.36                        2.78
8.501% to 9.000%                             30        3,496,432.82                        3.38
9.001% to 9.500%                             25        2,304,319.21                        2.23
9.501% to 10.000%                            29        2,403,445.48                        2.32
10.001% to 10.500%                           19        1,929,746.85                        1.87
10.501% to 11.000%                            8          704,225.58                        0.68
11.001% to 11.500%                            3          292,282.66                        0.28
11.501% to 12.000%                            2          157,180.36                        0.15
No Margin                                     2          307,273.94                        0.30
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                            INITIAL PERIODIC RATE CAP

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
INITIAL PERIODIC RATE CAP              LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
1.000%                                      274   $   24,227,151.97                       23.44%
1.500%                                      224       37,079,585.89                       35.87
2.000%                                       18        3,018,192.49                        2.92
3.000%                                      323       38,739,049.98                       37.47
6.000%                                        3          312,035.81                        0.30
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================

                          SUBSEQUENT PERIODIC RATE CAP

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
SUBSEQUENT PERIODIC RATE CAP           LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
1.000%                                      576   $   59,693,035.34                       57.74%
1.500%                                      262       43,402,495.04                       41.99
2.000%                                        2          161,046.73                        0.16
3.000%                                        2          119,439.03                        0.12
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                              MAXIMUM MORTGAGE RATE

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
RANGE OF                            OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
MAXIMUM MORTGAGE RATES                 LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
12.001% to 12.500%                            1   $       82,367.25                        0.08%
12.501% to 13.000%                            5        1,273,781.18                        1.23
13.001% to 13.500%                           12        1,665,196.02                        1.61
13.501% to 14.000%                           17        2,589,962.80                        2.51
14.001% to 14.500%                           23        3,482,425.17                        3.37
14.501% to 15.000%                           73       12,342,374.83                       11.94
15.001% to 15.500%                           87       12,959,273.91                       12.54
15.501% to 16.000%                          126       19,654,597.58                       19.01
16.001% to 16.500%                           99       11,834,048.45                       11.45
16.501% to 17.000%                          133       14,440,488.18                       13.97
17.001% to 17.500%                           71        6,417,653.58                        6.21
17.501% to 18.000%                           78        6,938,107.79                        6.71
18.001% to 18.500%                           38        3,367,202.19                        3.26
18.501% to 19.000%                           36        2,713,986.49                        2.63
19.001% to 19.500%                           18        1,810,297.67                        1.75
19.501% to 20.000%                            9        1,062,397.21                        1.03
20.001% to 20.500%                           10          404,587.39                        0.39
21.501% to 22.000%                            2          131,687.47                        0.13
22.001% to 22.500%                            1           26,413.64                        0.03
22.501% to 23.000%                            2           91,650.61                        0.09
No Ceiling                                    1           87,516.73                        0.08
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                              MINIMUM MORTGAGE RATE

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
RANGE OF                            OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
MINIMUM MORTGAGE RATES                 LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
3.001% to 3.500%                              1   $      110,483.81                        0.11%
4.501% to 5.000%                              6          488,559.97                        0.47
5.001% to 5.500%                              6          677,409.70                        0.66
5.501% to 6.000%                              8        1,595,737.13                        1.54
6.001% to 6.500%                             16        2,402,435.89                        2.32
6.501% to 7.000%                             22        2,523,146.34                        2.44
7.001% to 7.500%                             35        5,041,799.24                        4.88
7.501% to 8.000%                             63       10,884,241.50                       10.53
8.001% to 8.500%                             61        8,866,019.68                        8.58
8.501% to 9.000%                            108       18,051,482.75                       17.46
9.001% to 9.500%                             89       11,845,279.68                       11.46
9.501% to 10.000%                           128       15,010,477.05                       14.52
10.001% to 10.500%                           68        7,057,871.58                        6.83
10.501% to 11.000%                           80        7,146,855.18                        6.91
11.001% to 11.500%                           45        3,988,515.41                        3.86
11.501% to 12.000%                           44        3,200,776.83                        3.10
12.001% to 12.500%                           22        1,454,302.51                        1.41
12.501% to 13.000%                           17        1,669,319.64                        1.61
13.001% to 13.500%                            7          703,096.56                        0.68
13.501% to 14.000%                            9          324,257.67                        0.31
14.001% to 14.500%                            2           84,196.30                        0.08
15.001% to 15.500%                            2          131,687.47                        0.13
15.501% to 16.000%                            1           26,413.64                        0.03
16.001% to 16.500%                            2           91,650.61                        0.09
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                  DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL

                         NEXT LOAN RATE ADJUSTMENT MONTH

                                                                           % OF AGGREGATE
                                      NUMBER                          PRINCIPAL BALANCE OF THE
NEXT LOAN RATE                      OF MORTGAGE   PRINCIPAL BALANCE   ADJUSTABLE RATE MORTGAGES
ADJUSTMENT MONTH                       LOANS         OUTSTANDING             OUTSTANDING
---------------------------------   -----------   -----------------   -------------------------
October 2002                                  2   $      141,512.29                        0.14%
November 2002                                58        4,116,462.23                        3.98
December 2002                                23        1,390,997.93                        1.35
January 2003                                 31        2,901,454.62                        2.81
February 2003                                27        2,038,504.29                        1.97
March 2003                                   54        4,833,896.49                        4.68
April 2003                                   57        4,725,899.78                        4.57
May 2003                                      5          416,143.48                        0.40
June 2003                                     4          310,752.10                        0.30
July 2003                                    13        1,114,291.21                        1.08
August 2003                                  29        4,062,532.78                        3.93
September 2003                                8        1,107,230.45                        1.07
October 2003                                  9        1,802,525.34                        1.74
November 2003                                14        1,940,424.91                        1.88
December 2003                                15        2,053,653.38                        1.99
January 2004                                 17        3,582,830.09                        3.47
February 2004                                22        2,765,111.00                        2.67
March 2004                                   31        5,481,338.26                        5.30
April 2004                                   66       10,603,753.41                       10.26
May 2004                                     11        2,347,006.58                        2.27
June 2004                                    83       12,468,970.85                       12.06
July 2004                                    78       12,060,679.20                       11.67
August 2004                                 115       12,323,879.93                       11.92
September 2004                                9        1,207,744.26                        1.17
October 2004                                  4          408,492.97                        0.40
November 2004                                 7          929,725.54                        0.90
December 2004                                 8          836,265.60                        0.81
January 2005                                 13        1,649,161.48                        1.60
February 2005                                 4          303,530.14                        0.29
March 2005                                    3          322,467.05                        0.31
April 2005                                    5          740,942.38                        0.72
May 2005                                      5          784,177.55                        0.76
June 2005                                     5          675,167.11                        0.65
July 2005                                     4          556,244.79                        0.54
August 2005                                   3          372,246.67                        0.36
                                    -----------   -----------------   -------------------------
TOTAL                                       842   $  103,376,016.14                      100.00%
                                    ===========   =================   =========================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

CLASS AF-1
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        8.75        1.78        1.21        0.90         0.71        0.57        0.40
  Modified Duration (at par)                  7.77        1.72        1.18        0.88         0.69        0.56        0.40
  First Principal Payment Date              11/25/02    11/25/02    11/25/02    11/25/02     11/25/02    11/25/02    11/25/02
  Last Principal Payment Date               12/25/17    09/25/06    06/25/05    10/25/04     05/25/04    01/25/04    09/25/03
  Principal Payment Window (Months)            182         47          32          24           19          15          11

CLASS AF-2
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        18.26       6.17        4.29        3.11         2.19        1.78        1.24
  Modified Duration (at par)                  12.86       5.35        3.86        2.87         2.06        1.69        1.19
  First Principal Payment Date              12/25/17    09/25/06    06/25/05    10/25/04     05/25/04    01/25/04    09/25/03
  Last Principal Payment Date               04/25/24    02/25/12    06/25/09    11/25/07     10/25/05    03/25/05    06/25/04
  Principal Payment Window (Months)            77          66          49          38           18          15          10

CLASS AF-3
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        24.50       15.10       11.20       8.61         6.86        4.77        2.02
  Modified Duration (at par)                  13.07       9.77        7.96        6.55         5.47        3.97        1.86
  First Principal Payment Date              04/25/24    02/25/12    06/25/09    11/25/07     10/25/05    03/25/05    06/25/04
  Last Principal Payment Date               02/25/31    07/25/28    07/25/23    02/25/19     11/25/15    06/25/13    02/25/05
  Principal Payment Window (Months)            83          198         170         136         122          100          9

CLASS AV
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        18.81       4.46        2.92        2.06         1.46        1.04        0.69
  Modified Duration (at par)                  14.57       4.01        2.71        1.94         1.40        1.01        0.67
  First Principal Payment Date              11/25/02    11/25/02    11/25/02    11/25/02     11/25/02    11/25/02    11/25/02
  Last Principal Payment Date               04/25/32    02/25/23    06/25/16    05/25/12     07/25/09    09/25/05    09/25/04
  Principal Payment Window (Months)            354         244         164         115          81          35          23

CLASS M-1
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        24.49       10.06       7.02        5.44         4.82        4.98        4.80
  Modified Duration (at par)                  17.51       8.46        6.17        4.92         4.43        4.58        4.42
  First Principal Payment Date              04/25/22    04/25/07    11/25/05    02/25/06     06/25/06    11/25/06    02/25/05
  Last Principal Payment Date               02/25/32    04/25/25    01/25/20    01/25/16     04/25/13    05/25/11    04/25/10
  Principal Payment Window (Months)            119         217         171         120          83          55          63


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

CLASS M-2
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        24.48       9.99        6.94        5.33         4.55        4.26        3.38
  Modified Duration (at par)                  15.81       7.99        5.88        4.68         4.08        3.87        3.12
  First Principal Payment Date              04/25/22    04/25/07    11/25/05    12/25/05     02/25/06    05/25/06    09/25/05
  Last Principal Payment Date               12/25/31    12/25/23    08/25/18    11/25/14     05/25/12    07/25/10    03/25/08
  Principal Payment Window (Months)            117         201         154         108          76          51          31

CLASS B-1
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        24.43       9.74        6.73        5.13         4.28        3.86        2.91
  Modified Duration (at par)                  14.41       7.50        5.55        4.41         3.78        3.45        2.67
  First Principal Payment Date              04/25/22    04/25/07    11/25/05    11/25/05     12/25/05    12/25/05    04/25/05
  Last Principal Payment Date               09/25/31    12/25/21    10/25/16    05/25/13     02/25/11    07/25/09    06/25/07
  Principal Payment Window (Months)            114         177         132         91           63          44          27

CLASS B-2
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption             0%          50%         75%        100%         125%        150%        200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                        24.24       9.13        6.26        4.74         3.94        3.50        2.60
  Modified Duration (at par)                  13.76       7.04        5.18        4.09         3.48        3.14        2.38
  First Principal Payment Date              04/25/22    04/25/07    11/25/05    11/25/05     11/25/05    12/25/05    04/25/05
  Last Principal Payment Date               08/25/30    03/25/17    12/25/12    05/25/10     09/25/08    07/25/07    01/25/06
  Principal Payment Window (Months)            101         120         86          55           35          20          10


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

CLASS AF-1
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       8.75         1.78        1.21        0.90        0.71        0.57         0.40
  Modified Duration (at par)                 7.77         1.72        1.18        0.88        0.69        0.56         0.40
  First Principal Payment Date             11/25/02     11/25/02    11/25/02    11/25/02    11/25/02    11/25/02     11/25/02
  Last Principal Payment Date              12/25/17     09/25/06    06/25/05    10/25/04    05/25/04    01/25/04     09/25/03
  Principal Payment Window (Months)           182          47          32          24          19          15           11

CLASS AF-2
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       18.26        6.17        4.29        3.11        2.19        1.78         1.24
  Modified Duration (at par)                 12.86        5.35        3.86        2.87        2.06        1.69         1.19
  First Principal Payment Date             12/25/17     09/25/06    06/25/05    10/25/04    05/25/04    01/25/04     09/25/03
  Last Principal Payment Date              04/25/24     02/25/12    06/25/09    11/25/07    10/25/05    03/25/05     06/25/04
  Principal Payment Window (Months)           77           66          49          38          18          15           10

CLASS AF-3
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       24.47       12.63        8.94        6.76        5.27        3.55         2.02
  Modified Duration (at par)                 13.06        8.83        6.86        5.49        4.44        3.12         1.86
  First Principal Payment Date             04/25/24     02/25/12    06/25/09    11/25/07    10/25/05    03/25/05     06/25/04
  Last Principal Payment Date              06/25/30     09/25/16    07/25/12    02/25/10    06/25/08    05/25/07     02/25/05
  Principal Payment Window (Months)           75           56          38          28          33          27           9

CLASS AV
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       18.67        4.33        2.85        2.03        1.45        1.04         0.69
  Modified Duration (at par)                 14.49        3.92        2.66        1.92        1.39        1.01         0.67
  First Principal Payment Date             11/25/02     11/25/02    11/25/02    11/25/02    11/25/02    11/25/02     11/25/02
  Last Principal Payment Date              06/25/30     09/25/16    07/25/12    02/25/10    06/25/08    09/25/05     09/25/04
  Principal Payment Window (Months)           332         167          117         88          68          35           23

CLASS M-1
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       24.31        9.26        6.36        4.94        4.41        4.46         3.13
  Modified Duration (at par)                 17.42        7.96        5.70        4.53        4.09        4.14         2.96
  First Principal Payment Date             04/25/22     04/25/07    11/25/05    02/25/06    06/25/06    11/25/06     02/25/05
  Last Principal Payment Date              06/25/30     09/25/16    07/25/12    02/25/10    06/25/08    05/25/07     12/25/05
  Principal Payment Window (Months)           99          114          81          49          25           7           11


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

CLASS M-2
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       24.31        9.26        6.36        4.88        4.17        3.96         3.09
  Modified Duration (at par)                 15.75        7.58        5.50        4.36        3.79        3.63         2.87
  First Principal Payment Date             04/25/22     04/25/07    11/25/05    12/25/05    02/25/06    05/25/06     09/25/05
  Last Principal Payment Date              06/25/30     09/25/16    07/25/12    02/25/10    06/25/08    05/25/07     12/25/05
  Principal Payment Window (Months)           99          114          81          51          29          13           4

CLASS B-1
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       24.31        9.26        6.36        4.85        4.05        3.67         2.78
  Modified Duration (at par)                 14.37        7.25        5.32        4.21        3.60        3.31         2.56
  First Principal Payment Date             04/25/22     04/25/07    11/25/05    11/25/05    12/25/05    12/25/05     04/25/05
  Last Principal Payment Date              06/25/30     09/25/16    07/25/12    02/25/10    06/25/08    05/25/07     12/25/05
  Principal Payment Window (Months)           99          114          81          52          31          18           9

CLASS B-2
-----------------------------------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption            0%          50%          75%        100%        125%        150%         200%
-----------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                       24.24        9.11        6.25        4.74        3.93        3.49         2.60
  Modified Duration (at par)                 13.76        7.03        5.17        4.09        3.47        3.13         2.38
  First Principal Payment Date             04/25/22     04/25/07    11/25/05    11/25/05    11/25/05    12/25/05     04/25/05
  Last Principal Payment Date              06/25/30     09/25/16    07/25/12    02/25/10    06/25/08    05/25/07     12/25/05
  Principal Payment Window (Months)           99          114          81          52          32          18           9


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2002-CB5
$[212,423,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                                 RATE CAP TABLE

DISTRIBUTION      GROUP II         GROUP II        SUBORDINATE      SUBORDINATE
    DATE        RATE CAP (1)     RATE CAP (2)     RATE CAP (1)      RATE CAP (2)
------------    ------------     ------------     ------------      ------------
   Nov-02           11.21            11.21            10.68            10.68
   Dec-02           7.18             7.18             6.86             6.86
   Jan-03           7.00             7.00             6.72             6.72
   Feb-03           7.05             7.15             6.78             6.83
   Mar-03           7.56             7.83             7.24             7.37
   Apr-03           6.90             7.23             6.63             6.79
   May-03           7.18             7.53             6.92             7.08
   Jun-03           7.01             7.35             6.78             6.94
   Jul-03           7.31             7.66             7.09             7.25
   Aug-03           7.12             7.69             6.93             7.19
   Sep-03           7.20             7.86             7.00             7.30
   Oct-03           7.48             8.20             7.29             7.62
   Nov-03           8.64             9.37             8.62             8.95
   Dec-03           8.93             9.68             8.90             9.25
   Jan-04           8.64             9.37             8.61             8.95
   Feb-04           8.64             9.52             8.61             9.01
   Mar-04           9.23             10.28            9.21             9.68
   Apr-04           8.64             9.65             8.61             9.07
   May-04           8.92             9.99             8.90             9.38
   Jun-04           8.58             10.80            8.59             9.58
   Jul-04           8.87             11.16            8.87             9.89
   Aug-04           8.50             11.07            8.55             9.69
   Sep-04           8.50             11.17            8.55             9.73
   Oct-04           8.78             11.57            8.84             10.06
   Nov-04           8.50             11.23            8.55             9.75
   Dec-04           8.78             12.34            8.84             10.39
   Jan-05           8.50             11.94            8.55             10.05
   Feb-05           8.50             12.17            8.55             10.14
   Mar-05           9.41             13.58            9.47             11.26
   Apr-05           8.50             12.45            8.55             10.25
   May-05           8.78             12.89            8.84             10.59
   Jun-05           8.50             13.19            8.55             10.55
   Jul-05           8.78             13.63            8.84             10.89
   Aug-05           8.50             13.40            8.55             10.62
   Sep-05           8.50             13.45            8.55             10.63
   Oct-05           8.78             13.98            8.83             11.01
   Nov-05           8.50             13.54            8.55             10.66
   Dec-05           8.78             14.73            8.83             11.31
   Jan-06           8.50             14.25            8.55             10.93
   Feb-06           8.50             14.39            8.55             10.98
   Mar-06           9.41             15.93            9.46             12.15
   Apr-06           8.50             14.46            8.55             10.99
   May-06           8.78             14.95            8.83             11.35
   Jun-06           8.50             14.89            8.55             11.15
   Jul-06           8.78             15.39            8.83             11.51
   Aug-06           8.50             14.98            8.55             11.16
   Sep-06           8.50             14.98            8.55             11.15
   Oct-06           8.78             15.56            8.83             11.54
   Nov-06           8.50             15.06            8.55             11.16
   Dec-06           8.78             15.56            8.83             11.52
   Jan-07           8.50             15.06            8.55             11.14
   Feb-07           8.50             15.15            8.55             11.17
   Mar-07           9.41             16.77            9.46             12.35
   Apr-07           8.50             15.18            8.54             11.16
   May-07           8.78             15.68            8.83             11.52
   Jun-07           8.50             15.18            8.54             11.14
   Jul-07           8.78             15.68            8.83             11.50
   Aug-07           8.50             15.18            8.54             11.12
   Sep-07           8.50             15.18            8.54             11.11
   Oct-07           8.78             15.69            8.83             11.47
   Nov-07           8.50             15.18            8.54             11.09
   Dec-07           8.78             15.69            8.83             11.45
   Jan-08           8.50             15.18            8.54             11.07
   Feb-08           8.50             15.18            8.54             11.06
   Mar-08           9.08             16.23            9.13             11.81
   Apr-08           8.50             15.18            8.54             11.04
   May-08           8.78             15.69            8.82             11.39
   Jun-08           8.50             15.18            8.54             11.02
   Jul-08           8.78             15.69            8.82             11.37
   Aug-08           8.50             15.18            8.54             11.00
   Sep-08           8.50             15.18            8.54             10.99
   Oct-08           8.78             15.69            8.82             11.34
   Nov-08           8.50             15.18            8.54             10.96
   Dec-08           8.78             15.69            8.82             11.32
   Jan-09           8.50             15.18            8.54             10.95
   Feb-09           8.50             15.18            8.54             10.94
   Mar-09           9.41             16.81            9.45             12.10
   Apr-09           8.50             15.18            8.53             10.92
   May-09           8.78             15.69            8.82             11.27
   Jun-09           8.50             15.18            8.53             10.90
   Jul-09           8.78             15.69            8.82             11.25
   Aug-09           8.50             15.18            8.53             10.88
   Sep-09           8.50             15.18            8.53             10.87
   Oct-09           8.78             15.69            8.81             11.22
   Nov-09           8.50             15.18            8.53             10.85
   Dec-09           8.78             15.69            8.81             11.20
   Jan-10           8.50             15.18            8.53             10.83
   Feb-10           8.49             15.18            8.52             10.82

(1) Assumes zero losses, 10% clean-up call, pricing prepayment speed, and one-month LIBOR is instantaneously increased to a rate of 20%

(2)   Assumes all indices are instantaneously increased to a rate of 20%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
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